SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 24, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------
               (Exact Name of Registrant as specified in charter)


     Delaware                       0-16936                      33-0123045
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)             Identification No.)


         200 Ludlow Drive, Ewing, New Jersey                08638
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    (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code:   609/ 818-0700


                                 not applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS:
              ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     (b) Joseph Cygler, Lange Schermerhorn, Davinder Sethi and W. Harrison Wellford resigned from the board of directors of WorldWater & Solar Technologies Corp. (the "Company") effective April 24, 2008, none of whom, to the knowledge of the Company, resigned due to any disagreement with the Company's operations, policies or practices. Joseph Cygler, Lange Schermerhorn and Davinder Sethi formerly served as the members of both the Company's Audit Committee and Compensation Committee.

David Anthony and Reuben F. Richards, Jr. were appointed to the Company's Audit Committee and Compensation Committee at a board of directors meeting held on April 24, 2008.

Dr. Frank Smith, the Company's Chief Executive Officer, was unanimously elected to the board of directors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:     /s/ Frank W. Smith
    ---------------------------------
        Frank W. Smith
        Chief Executive Officer